Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies.
Commitments and Contingencies

15.                               Commitments and Contingencies

Leases

The Company leases certain of its facilities under various non-cancelable operating leases. The facility leases generally require the Company to pay operating costs, including property taxes, insurance and maintenance, and generally contain annual escalation provisions as well as renewal options. Total rent expense (including operating expenses) during the years ended December 31, 2008, 2009 and 2010 for all operating leases, excluding rent and operating expenses associated with facilities exited as part of the Company’s restructuring plans, was $7.1 million, $4.5 million and $4.5 million, respectively.

Minimum lease commitments (including estimated operating expenses) under non-cancelable leases, including commitments associated with facilities exited as part of the Company’s restructuring plans, as of December 31, 2010 are as follows:

Year Ending December 31,	Operating Leases
(in thousands)
2011	$25,124
2012	23,093
2013	20,795
2014	14,277
2015	4,379
Thereafter	10,330
Total minimum lease payments, including estimated operating expenses	97,998
Less aggregate contracted sublease income	(6,847)
$91,151

Purchase Obligations

The Company has entered into agreements with vendors to purchase certain telecommunications services and equipment under non-cancelable agreements. The Company has minimum commitments under non-cancelable agreements of $8.1 million for the year ending December 31, 2011. The Company also has commitments for certain advertising spending under non-cancelable agreements. The Company has minimum commitments under non-cancelable agreements and other purchase commitments of $12.5 million and $8.3 million for the years ending December 31, 2011 and 2012, respectively.